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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2000


                          NABISCO GROUP HOLDINGS CORP.
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             (Exact Name of Registrant as Specified in its Charter)


         Delaware                       1-10215                 13-3490602
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
    of Incorporation or                                     Identification No.)
      Organization)


             7 Campus Drive
         Parsippany, New Jersey                                  07054
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(Address of Principal Executive Offices)                      (Zip Code)


                                 (973) 682-5000
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              (Registrant's telephone number, including area code)


                                      None
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         (Former Name or Former Address, if Changed Since Last Report)


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     ITEM 5.        Other Events.

     As previously disclosed, Nabisco Group Holdings Corp. ("NGH") has entered into an Agreement and Plan of Merger dated as of June 25, 2000 (the "NGH Merger Agreement"), which provides for the acquisition of NGH by R.J. Reynolds Tobacco Holdings, Inc. (the "NGH merger").

     As described in NGH's definitive proxy statement dated September 26, 2000 relating to the NGH merger, during the week of June 26, 2000, two actions were filed in the Court of Chancery for the State of Delaware and one action was filed in the Chancery Division of the Superior Court of New Jersey, in each case by alleged common stockholders of NGH on behalf of a purported class of similarly situated NGH stockholders. The actions are styled Alfonse Mayer, et al. v. Nabisco Group Holdings Corporation, et al., C.A. 18126, Harriet Rand, et al. v. Nabisco Group Holdings Corporation, et al., C.A. 18129NC, and Mark Schneider v. Steven F. Goldstone, et al., Docket No. L-2028-00. The complaints named as defendants NGH and the members of its Board of Directors, and alleged that the NGH directors breached their fiduciary duties to NGH stockholders by agreeing to the NGH merger and by allegedly failing to obtain the highest value for NGH stockholders in the NGH merger. The complaints sought injunctive relief and monetary damages in an unspecified amount.

     On October 3, 2000, the plaintiff in the New Jersey action filed an amended complaint, along with a demand for a court order granting a preliminary restraint to enjoin NGH from holding its October 27, 2000 stockholder meeting to vote on approval of the NGH merger and to require NGH to file a revised proxy statement. A hearing on this demand for a preliminary restraint was scheduled for October 25, 2000.

     On October 20, 2000, counsel for plaintiffs in the New Jersey and Delaware actions and counsel for defendants signed a memorandum of understanding in which the parties agreed in principle to settle the New Jersey and Delaware actions. The settlement will provide NGH, its directors, and all affiliated parties, with a full release and dismissal with prejudice. Among other things, the memorandum of understanding provides that NGH will obtain a written agreement from R.J. Reynolds Tobacco Holdings, Inc. ("RJR") to the effect that RJR will pay or cause to be paid to NGH stockholders, in the circumstances described in Section 2.02(b) of the NGH Merger Agreement (which relates to any transaction in which NGH receives, as a stockholder of Nabisco Holdings Corp. ("NA"), more than $55 per NA share), an amount equal to 100% of the difference between the Net Proceeds (as defined in the NGH Merger Agreement) and $11.729 billion.

     On October 20, 2000, the parties to the New Jersey action advised the court that they had agreed to settle the case and that plaintiff's demand for a preliminary restraint was withdrawn.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2000

                                       NABISCO GROUP HOLDINGS CORP.


                                       By: /s/ James A. Kirkman, III
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                                           Name:  James A. Kirkman, III
                                           Title: Senior Vice President, General
                                                   Counsel and Secretary


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